NOVEMBER 23, 2021
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SCHRODERS INTERNATIONAL MULTI-CAP VALUE FUND
SUMMARY PROSPECTUS DATED MARCH 1, 2021
HARTFORD SCHRODERS FUNDS PROSPECTUS
DATED MARCH 1, 2021, AS SUPPLEMENTED MARCH 15, 2021
This Supplement contains new and additional information regarding Hartford Schroders International Multi-Cap Value Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective April 1, 2022, Justin Abercrombie will no longer serve as a portfolio manager to Hartford Schroders International Multi-Cap Value Fund (the “Fund”). In addition, effective immediately, Lukas Kamblevicius will be added as a portfolio manager to the Fund. Mr. Kamblevicius, along with Stephen Langford, will lead the Quantitative Equity Products (“QEP”) business for Schroders plc and its affiliates (“Schroders”) effective April 1, 2022. In addition, effective immediately, Daniel Woodbridge will no longer serve as a portfolio manager to the Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford Schroders International Multi-Cap Value Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Justin Abercrombie*	Portfolio Manager	2006
Stephen Langford, CFA	Portfolio Manager	2006
David Philpotts	Portfolio Manager	2006
Lukas Kamblevicius	Portfolio Manager	2021
*
Effective April 1, 2022, Justin Abercrombie will no longer serve as a portfolio manager to the Fund. From November 23, 2021 until April 1, 2022, Mr. Abercrombie’s portfolio management responsibilities will transition to the Fund’s other portfolio managers.
(2) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  International Multi-Cap Value Fund” in the above referenced Statutory Prospectus, the following changes are made to the portfolio manager biographies:
(a) The following sentence is added to the biography of Justin Abercrombie:
Effective April 1, 2022, Justin Abercrombie will no longer serve as a portfolio manager to the Fund.
(b) The following sentence is added to the biography of Stephen Langford, CFA:
Effective April 1, 2022, Mr. Langford will become the co-Head of the QEP business at Schroders.
(c) The biography for Daniel Woodbridge is deleted in its entirety and the biography for Lukas Kamblevicius is added:
Lukas Kamblevicius, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2021. Mr. Kamblevicius joined the QEP team in 2017. Prior to joining Schroders, Mr. Kamblevicius was a Senior Portfolio Manager at State Street Global Advisors focusing on absolute return and benchmark agnostic equity strategies. Effective April 1, 2022, Mr. Kamblevicius will become the co-Head of the QEP business at Schroders.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7589
November 2021